SUPPLEMENT TO THE PROSPECTUSES

                        CREDIT SUISSE MID-CAP GROWTH FUND
                 CREDIT SUISSE TRUST -- MID-CAP GROWTH PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Eric M. Wiegand (see biography below) joins the Credit Suisse Mid-Cap Growth Team, which is now responsible for the day-to-day portfolio management of the fund. The current members of the team are Marian U. Pardo, Leo M. Bernstein and Calvin E. Chung.

Team Member Biography

ERIC M. WIEGAND, Director, is a portfolio manager specializing in focused multi-capitalization and mid-cap growth U.S. equities. He joined Credit Suisse Asset Management, LLC in 1999 from First Union National Bank, where he was a Senior Vice President and fund manager. Previously, he was a Vice President and senior portfolio manager at PNC Financial and a Vice President and fund manager at First Fidelity Bancorp. Mr. Wiegand holds a B.A. in economics from the University of Pittsburgh.

Dated: November 11, 2004                                        16-1004
                                                                for
                                                                WPUSS
                                                                ADEMG
                                                                CSEGA
                                                                TREMG
                                                                2004-041